SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported) September 4, 1998


                                F&M BANCORP
           (Exact name of registrant as specified in its charter)


 Maryland                      0-12638                52-1316473
 (State or other             (Commission            (IRS Employer
 jurisdiction of             File Number)           Identification No.)
 incorporation)


 110 Thomas Johnson Drive
 Frederick, Maryland                                     21702
 (Address of principal executive offices)             (Zip Code)


                                 (301) 694-4000
              (Registrant's telephone number, including area code)


                                Not Applicable
          (Former name or former address, if changed since last report)





 ITEM 5.  OTHER EVENTS.

           On September 4, 1998, F&M Bancorp, a Maryland corporation ("F&M"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Monocacy Bancshares, Inc., a Maryland corporation ("Monocacy"), will be merged with and into F&M (the "Merger"). The Merger is intended to constitute a tax-free reorganization for federal income tax purposes and to be accounted for as a pooling-of-interests. The Merger Agreement is filed herewith as Exhibit 2.1 and is incorporated by reference herein.

           In accordance with the terms of the Merger Agreement, each share of Monocacy common stock, par value $5.00 per share ("Monocacy Common Stock"), outstanding immediately prior to the effective time of the Merger, will be converted into the right to receive a number of shares of F&M common stock, par value $5.00 per share ("F&M Common Stock"), equal to the quotient obtained by dividing 2,219,753 by the number of shares of Monocacy Common Stock outstanding immediately prior to the effective time of the Merger, subject to adjustment in certain circumstances as set forth in
 Section 1.4 of the Merger Agreement if the Average Closing Price (as defined in the Merger Agreement) of F&M Common Stock is above $46.575 or below $34.425 (with cash being paid in lieu of fractional share interests).

           Consummation of the Merger is subject to various conditions, including (i) the approval of the stockholders of F&M and Monocacy, (ii) the approval of the appropriate state and federal bank regulators and other governmental agencies, (iii) the receipt by F&M of letters from F&M's independent auditors that the Merger will qualify for pooling-of-interests accounting treatment, (iv) the receipt by F&M and Monocacy of an opinion of counsel that the Merger will be treated for federal tax purposes as a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended, and (v) other customary conditions to closing.

           In connection with the Merger Agreement, F&M and Monocacy entered into an option agreement (the "Stock Option Agreement"), dated September 4, 1998. The Stock Option Agreement provides F&M with the right to purchase a number of shares of Monocacy Common Stock equal to 19.9% of Monocacy's Common Stock. The price per share of Monocacy Common Stock payable upon exercise of the option is $33.00. The option granted under the Stock Option Agreement will become exercisable only upon the occurrence of certain events, none of which has occurred as of the date hereof. The options were granted by Monocacy as a condition to F&M's entering into the Merger Agreement. The Stock Option Agreement is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

           The joint press release issued by F&M and Monocacy with respect to the Merger is filed herewith as Exhibit 99.2.


 ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

 (c)  Exhibits

           2.1 Agreement and Plan of Merger by and between F&M Bancorp and Monocacy Bancshares, Inc., dated as of September 4, 1998

           99.1 Stock Option Agreement, dated September 4, 1998, between Monocacy Bancshares, Inc., as issuer, and F&M Bancorp., as grantee

           99.2 Press Release issued by F&M Bancorp and Monocacy Bancshares, Inc. on September 4, 1998




                                 SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

 Dated: September 9, 1998


                          F&M BANCORP

                          By:  /s/ Gordon M. Cooley
                               ___________________________
                               Name:  Gordon M. Cooley
                               Title: Secretary and General Counsel




                               EXHIBIT INDEX

           Exhibit
           Number    Description

           2.1 Agreement and Plan of Merger by and between F&M Bancorp and Monocacy Bancshares, Inc., dated as of September 4, 1998

           99.1 Stock Option Agreement, dated September 4, 1998, between Monocacy Bancshares, Inc., as issuer, and F&M Bancorp, as grantee

           99.2 Press Release issued by F&M Bancorp and Monocacy Bancshares, Inc. on September 4, 1998